Going Concern and impact of COVID-19 pandemic	6 Months Ended
Jun. 30, 2023
Going Concern and impact of COVID-19 pandemic
Going Concern and impact of COVID-19 pandemic

2.Going Concern and impact of COVID-19 pandemic

The Group has incurred recurring operating losses since its inception, including net losses of RMB101.9 million and RMB166.5 million (as restated) for the years ended December 31, 2021 and 2022, respectively and net losses of RMB30.7 million for the six months ended June 30, 2023. Net cash used in operating activities were RMB92.3 million and RMB109.7 million for the years ended December 31, 2021 and 2022, respectively and cash used in operating activities of RMB52.4 million for the six months ended June 30, 2023. Accumulated deficit was RMB1,180.8 million as of June 30, 2023. As of June 30, 2023, the Company had cash and cash equivalents of RMB21.9 million. The control measurement of COVID-19 has been removed and the Company’s business is recovering from COVID-19, especially offline auto show business. However, the recovery of the company’s business still encountered some difficulties, including weak economic growth of China and resignation of staffs, negatively impacted the Group’s business operations for the six months ended June 30, 2023 and has continued to impact the Group’s financial position, results of operations and cash flows. These conditions raise substantial doubt about the Group’s ability to continue as a going concern.

Historically, the Group has relied principally on both operational sources of cash and non-operational sources of financing from investors to fund its operations and business development. The Group’s ability to continue as a going concern is dependent on management’s ability to successfully execute its business plan which includes strictly implemented the expenses, accelerating the collection of accounts receivable and increasing the proportion of advance from customers, pursuing cooperation opportunities for electric vehicles industry and potential financing to improve the Group’s cash flow from operations and financing. At present, China’s economy is still in the process of recovering from the COVID-19 epidemic. Due to that the control measurement of COVID-19 has been removed, the Group’s offline auto show business has greatly recovered compared to prior year. However, the Group’s live streaming business need to intensified renegotiation with live streaming customers to continue and enhance the cooperation with them, and this faces the risk of failure, which has significantly impacted and may continue to impact the Group’s business, result of operations, financial condition and liquidity.

If the Group fails to achieve these goals, the Group may need additional financing to execute its business plan. If additional financing is required, the Group cannot predict whether this additional financing will be in the form of equity, debt, or another form, and the Group may not be able to obtain the necessary additional capital on a timely basis, on acceptable terms, or at all. In the event that financing sources are not available, or that the Group is unsuccessful in increasing its gross profit margin and reducing operating losses, the Group may be unable to implement its current plans for expansion, repay debt obligations or respond to competitive pressures, any of which would have a material adverse effect on the Group’s business, financial condition and results of operations and would materially adversely affect its ability to continue as a going concern.

The Group’s condensed consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The condensed consolidated financial statements do not include any adjustments that might result from the outcome of such uncertainties.